UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23842

Felicitas Private Markets Fund

_______________________________________

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

_______________________________________

(Address of principal executive offices) (Zip code)

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212

_______________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 299-2270

Date of fiscal year end: June 30

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)     The report to shareholders is attached herewith.

Felicitas Private Markets Fund

Consolidated Financial Statements

For the Year Ended
June 30, 2025

Annual Report

Felicitas Private Markets Fund

Table of Contents
Consolidated Financial Statements
For the Year Ended June 30, 2025

Felicitas Private Markets Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Felicitas Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Felicitas Private Markets Fund (the “Fund”) as of June 30, 2025, the related consolidated statements of operations, cash flows, and changes in net assets, the related notes, and the consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights
Felicitas Private Markets Fund	For the year ended June 30, 2025	For the year ended June 30, 2025 and for the period from July 1, 2023 (commencement of operations) to June 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian, private companies, underlying borrowers, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Skypoint Capital Advisors, LLC since 2023.

COHEN & COMPANY, LTD.
Chicago, Illinois
August 29, 2025

Felicitas Private Markets Fund
Manager’s Discussion and Analysis of Fund Performance
June 30, 2025 (Unaudited)

Dear Shareholder,

We are pleased to present the audited annual financial statements for the Felicitas Private Markets Fund (the “Fund”) for the fiscal year ended June 30, 2025 (“Fiscal Year”).

Market Overview and Strategy

The past Fiscal Year was marked by heightened volatility stemming from several global and domestic challenges, including tariff uncertainty, sweeping tax reforms, prolonged wars in the Middle East and Ukraine, and persistently elevated interest rates. Meanwhile, the private equity exit environment remained largely stagnant, further exacerbating liquidity constraints across alternative asset markets.

Despite this backdrop, the Fund’s investment strategy remained focused on private assets and characterized by low correlation to public markets. The Fund continues to seek yield and capital appreciation through a diversified portfolio of private equity, private credit, and real estate investments. Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such private assets. The Fund’s portfolio was comprised of 44.5% private equity, 48.2% private credit, 5.0% real estate, and 2.3% liquidity as of the end of the Fiscal Year.

During the Fiscal Year, the Fund particularly emphasized opportunities in private credit, including:

•        Mezzanine debt tranches of Collateralized Fund Obligations (CFOs): These investments are collateralized by the cash flows of underlying private credit and equity funds managed by institutional-quality sponsors.

•        NAV loan opportunities: The Fund pursued both investments and co-investments in NAV loans secured by high-quality collateral.

These strategies were selected for their potential to deliver attractive risk-adjusted returns while also supporting portfolio liquidity.

Portfolio Performance

For Fiscal Year, the Fund’s Class Y Shares (FPMYX) delivered a net total return of 4.25%.

The Fund’s portfolio was highly diversified across 68 underlying private investments across 35 counterparty relationships. Notable performance highlights include:

•        Positive Contributors: Credit-oriented investments were the strongest contributors to returns, followed by private equity buyout strategies.

•        Negative Contributors: Real estate investments and venture capital holdings were the primary detractors from performance.

Liquidity and Fund Operations

As of June 30, 2025, the Fund’s net assets totaled $112.1 million, reflecting an AUM growth of $6.7 million over the Fiscal Year. The Fund has successfully satisfied all quarterly tender repurchase requests since inception.

Key operational milestones included:

•        SEC Co-Investment Relief: Granted in September 2024, this exemption has enhanced the Fund’s flexibility to pursue co-investment opportunities alongside affiliated entities.

•        Credit Facility: In December 2024, the Fund secured a $20 million credit facility from a bank, improving liquidity management and further supporting the execution of attractive private market transactions.

Closing Remarks

We appreciate your continued support and investment in the Fund. Our team remains focused on executing the Fund’s investment strategy with discipline and care, while managing risks prudently in a complex market environment.

For a detailed listing of the Fund’s holdings, please refer to the Consolidated Schedule of Investments.

Sincerely,

Bonar Chhay
Managing Partner

Felicitas Global Partners, LLC

Important Risks: The Felicitas Private Markets Fund is a recently-organized, non-diversified, closed-end management investment company with limited operating history, and is subject to business risk and uncertainties, including the risk that the Fund will not achieve its investment objectives.

The Shares are speculative and illiquid securities that involve substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

No Shareholder will have the right to require the Fund to redeem its Shares. At the sole discretion of the Board, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.

No public market for Shares exists, and none is expected to develop in the future. An investor’s participation in the Fund is a long-term commitment, with no certainty of return. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations.

Many of the Investments by Investment Funds involve private securities and, therefore, may include significant risks not otherwise present in public market investments. The Investment Funds’ investments may involve highly speculative investment techniques, including leveraging, highly concentrated portfolios, investments in unproven technologies, less-developed companies, control positions and illiquid investments.

AN INVESTOR SHOULD CONSIDER THE FUND’S OBJECTIVE, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING MONEY. THIS AND OTHER IMPORTANT INFORMATION CAN BE FOUND IN THE FUND’S PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED AT WWW.SKYPOINTFUNDS.COM OR BY CALLING SKYPOINT CAPITAL ADVISORS AT 888-884-8810. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Felicitas Private Markets Fund is distributed by Distribution Services, LLC. Skypoint Capital Advisors, LLC is the Adviser to the Fund. Felicitas Global Partners, LLC is the Sub-Adviser to the Fund. Distribution Services, LLC is not affiliated with Fund’s Adviser or Sub-Adviser.

Performance of a $250,000 Investment

This graph compares a hypothetical $250,000 investment in the Fund’s Class Y shares, made since its inception, with similar investments in the Benchmark 50% Russell 2000® Index + 50% Bloomberg US Aggregate Bond Index, the Russell 2000® Index and the Bloomberg US Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index, as of the most recent reconstitution. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency).

Average Annual Total Returns as of June 30, 2025	1 Year	Since Inception*
Felicitas Private Markets Fund – Class Y	4.25%**	3.03%
Russell 2000® Index	7.68%	8.86%
Bloomberg US Aggregate Bond Index	6.08%	4.34%
50% Russell 2000® Index + 50% Bloomberg US Aggregate Bond Index	6.88%	6.60%

____________

*        Commencement of operations for the Felicitas Private Markets Fund Class Y was June 30, 2023, following the reorganization of Felicitas Equity Fund, LP with and into the Fund, which was effective as of close of business on June 30, 2023. See Note 1 in the accompanying notes to the consolidated financial statements.

**      The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown on the Consolidated Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted the United States of America.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (844) 626-4428.

Skypoint Capital Advisors, LLC (the “Investment Adviser”) has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan, financing fees and costs and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the net assets of the Fund on an annualized basis (the “Expense Limit”) through October 31, 2026. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan, financing fees and costs and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.25%. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2025

Investments at Fair Value	Principal Balance $/ Shares	Initial Acquisition Date	Cost	Fair Value
Common Stocks(a) – 0.3%
United States – 0.3%
Private Credit – 0.3%
Kayne Anderson BDC, Inc.	20,788	4/22/2021	$334,270	$317,210
Total Private Credit			334,270	317,210

			Amortized Cost	Fair Value
Debt Instruments(a) – 12.3%
United States – 12.3%
Private Credit – 12.3%
ALP CFO 2024, LP Class C Notes 12.88% 10/15/2036(e)	$2,000,000	10/22/2024	2,000,000	2,000,000
Antares Loan Funding I Ltd. Subordinated Note 0% 3/27/2035(c)(j)	$5,000,000	3/27/2025	5,003,298	5,378,590
Archer 2023 Finance Co. LLC (Class B) – Loan, 12.00% + 4% PIK 12/28/2035(e)(g)(i)	$4,666,193	3/27/2024	4,636,194	4,666,194
Bain Capital Global Direct Lending Fund (U) II RN, L.P – Class C (SOFR + 7.25%) 6/20/2036(e)(g)	$900,000	6/24/2025	900,000	900,000
Bain Capital Global Direct Lending Fund (U) II RN, L.P – Class D (SOFR + 8.00%) 6/20/2036(e)(g)	$990,000	6/24/2025	990,000	990,000
Total Private Credit			13,529,492	13,934,784

			Cost	Fair Value
Private Investment Funds(a) – 77.4%
United States – 51.8%
Private Credit – 11.7%
Banner Ridge DSCO Fund I, LP*(b)(c)(d)	—	1/8/2021	1,890,177	3,390,264
Crestline Portfolio Financing Fund (US), L.L.C.*(b)(c)	—	4/30/2018	147,261	239,096
Crestline Portfolio Financing Fund II (US), L.P*(b)(c)	—	8/27/2021	1,113,396	1,409,140
Dugout Funding LLC*(b)(e)(k)	—	12/19/2019	—	—
Nuveen Churchill Private Capital Income Fund(c)	81,268	9/28/2023	2,000,000	2,002,438
Pathlight Capital Fund I LP(b)(c)	—	3/1/2019	334,903	397,774
TerraCotta Credit Fund L.P.(b)(c)	—	1/31/2019	2,000,290	2,100,716
Thorofare Asset Based Lending Fund V, L.P.*(b)(c)	—	3/24/2020	3,001,412	2,993,804
WhiteHawk III Onshore Fund, L.P.(b)(c)	—	12/15/2021	433,570	551,591
Total Private Credit			10,921,009	13,084,823

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2025 — (Continued)

Investments at Fair Value	Principal Balance $/ Shares	Initial Acquisition Date	Cost	Fair Value
Private Investment Funds(a) (continued)
United States
Private Equity – 24.2%
Awz Pentera II LLC*(b)(c)	—	7/15/2022	$1,023,663	$1,881,083
CapitalSpring Investment Partners VI Parallel II, LP*(b)(c)	—	4/1/2022	2,133,222	2,325,994
Coller Secondaries Private Equity Opportunities Fund(c)	1,184,929	3/22/2024	5,457,300	6,744,734
LBR Co-Invest Equityco, LLC*(b)(c)	—	9/10/2018	191,021	220,726
Levine Leichtman Capital Partners VI, L.P. (Series A)(b)(c)	—	2/20/2018	6,338,350	9,266,868
Levine Leichtman Capital Partners VI, L.P. (Series B)(b)(c)	—	2/20/2018	696,875	1,030,734
NPC KeepTruckin, LLC*(b)(c)	—	4/29/2021	262,500	266,203
NPC Opportunity Fund, L.P.*(b)(c)	—	10/28/2020	953,900	924,660
Peregrine Select Fund II, L.P.*(b)(c)	—	6/21/2021	1,501,741	1,886,115
StepStone Private Venture and Growth Fund(b)(c)	—	9/28/2023	2,000,000	2,746,415
TSC Co-Invest L.P.*(b)(c)	—	9/3/2020	65	10,910
Total Private Equity			20,558,637	27,304,442

Real Estate – 5.2%
EGH Investors LLC (Series A)*(b)(d)(e)	—	12/19/2019	1,372,925	2,075,946
EGH Investors LLC (Series B)*(b)(e)	—	12/19/2019	230,491	291,252
LL-MS City Place Blocker, LLC*(b)(c)	—	3/11/2021	642,496	990,275
LL-MS City Place 2 Blocker, LLC*(b)(c)	—	3/11/2021	651,057	988,813
LL-MS Covington Blocker, LLC*(b)(c)	—	11/3/2020	313,037	422,165
LL-MS Fabian Way Blocker, LLC*(b)(c)	—	11/6/2020	682,021	149,818
LL-MS Troy Court Blocker, LLC*(b)(c)	—	11/23/2020	635,239	987,074
Total Real Estate			4,527,266	5,905,343

Secondary Funds – 10.7%
Banner Ridge Secondary Fund III Co, LP*(b)(c)(d)	—	1/13/2020	1,085,397	1,266,385
Banner Ridge Secondary Fund III (T), LP*(b)(c)(d)	—	9/27/2019	696,361	1,734,185
Banner Ridge Secondary Fund IV (T), LP*(b)(c)(d)	—	6/16/2021	1,431,287	5,269,270
Inspiration Ventures Secondary Fund I, L.P.*(b)(c)	—	6/21/2019	—	320,698
OCP Chimera LP*(b)(c)	—	6/26/2019	—	297,771
Second Alpha Partners IV, L.P.*(b)(c)	—	7/1/2018	662,824	1,232,197
Second Alpha Partners V, L.P.*(b)(c)	—	9/28/2021	747,234	850,177
VCFA Venture Partners VI, L.P.*(b)(c)	—	7/9/2019	497,181	1,022,818
Total Secondary Funds			5,120,284	11,993,501
Total United States			41,127,196	58,288,109

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2025 — (Continued)

Investments at Fair Value	Principal Balance $/ Shares	Initial Acquisition Date	Cost	Fair Value
Private Investment Funds(a) (continued)
Cayman Islands – 9.6%
Private Credit – 3.7%
Banner Ridge DSCO Fund I (Offshore), LP*(b)(c)	—	1/8/2021	$477,358	$819,987
Banner Ridge DSCO Fund II (Offshore), LP*(b)(c)	—	7/29/2022	2,091,096	3,028,271
Crestline Portfolio Financing Fund Offshore B, L.P.*(b)(c)	—	4/30/2018	17,772	23,735
Crestline Portfolio Financing Fund II (TE/FNT), L.P.*(b)(c)	—	8/27/2021	275,149	349,350
Total Private Credit			2,861,375	4,221,343

Private Equity – 1.1%
Jupiter SPV LP*(b)(c)	—	1/21/2022	850,988	1,208,461
Total Private Equity			850,988	1,208,461

Secondary Funds – 4.8%
Banner Ridge Secondary Fund III (Offshore), LP*(b)(c)	—	9/27/2019	109,691	299,047
Banner Ridge Secondary Fund IV (Offshore), LP*(b)(c)	—	6/30/2021	359,289	1,285,211
Banner Ridge Secondary Fund V (Offshore), LP*(b)(c)	—	9/28/2023	2,378,232	3,819,282
Total Secondary Funds			2,847,212	5,403,540
Total Cayman Islands			6,599,575	10,833,344

Luxembourg – 11.7%
Private Credit – 0.00%(f)
17Capital Co-Invest (A) SCSp*(b)(c)	—	5/26/2021	106,404	989

Private Equity – 11.7%
ACE Buyout IV (Lux) SCSp SICAV-RAIF*(b)(c)	—	12/16/2021	5,355,759	7,580,226
NE Fund II SCSp*(b)(c)	—	1/28/2022	1,660,654	1,813,886
NE Pulse SCSp*(b)(c)	—	10/19/2022	997,457	1,229,081
The Evolution Technology Fund II SCSp*(b)(c)	—	9/29/2021	1,610,507	2,513,673
Total Private Equity			9,624,377	13,136,866
Total Luxembourg			9,730,781	13,137,855

United Kingdom – 4.3%
Private Equity – 4.3%
Albion Growth Opportunities LP*(e)	2,276	7/6/2021	1,178,105	1,832,764
European Liquidity Solutions III Limited Partnership*(b)(c)	—	10/6/2021	2,697,637	2,923,448
Total Private Equity			3,875,742	4,756,212
Total Private Investment Funds			61,293,294	87,015,520

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2025 — (Continued)

Investments at Fair Value	Principal Balance $/ Shares	Initial Acquisition Date	Cost	Fair Value
Private Operating Companies(a)(e) – 2.5%
Israel – 2.2%
Private Equity – 2.2%
I.G.M.R Research Ltd. – Ordinary Shares*	7,193	9/30/2022	$173,206	$—
I.G.M.R Research Ltd. – Preferred B Shares*	2,710	9/30/2022	73,166	38,576
I.G.M.R Research Ltd. – Preferred B-1 Shares*	54,389	9/30/2022	1,631,300	2,118,166
I.G.M.R Research Ltd. – Preferred Ordinary A-1 Shares*	739	9/30/2022	18,837	10,065
I.G.M.R Research Ltd. – Preferred Ordinary A-3 Shares*	18,423	9/30/2022	469,689	382,830
I.G.M.R Research Ltd. – Preferred Ordinary A-4 Shares*	2,168	9/30/2022	55,281	22,033
Total Private Equity			2,421,479	2,571,670

United States – 0.3%
Private Equity – 0.1%
KA Credit Advisors Holdco Blocker, LLC*(b)(e)	—	4/22/2021	1	62,745
Total Private Equity			1	62,745

Real Estate – 0.2%
LL-MS Carry Co, LLC*(b)(e)	—	7/25/2023	—	4,236
LL-MS Management Blocker, LLC*(b)(e)	—	11/20/2020	176,849	208,697
Total Real Estate			176,849	212,933
Total United States			176,850	275,678
Total Private Operating Companies			2,598,329	2,847,348

			Amortized Cost	Fair Value
Loans(a)(e) – 10.9%
United States – 10.9%
Loans – 10.9%
CXI Valley I LLC – Promissory Note, 0%, 11/15/2025*	$271,643	5/15/2023	351,711	260,517
HEI Warehouse Facility – NADA, 11.50% (SOFR 1M + 6.50%) 12/12/2026	$3,000,000	12/30/2024	3,005,725	3,000,000
Kensington Private Equity Fund 16.80% (SOFR 3M + 12.50%) 3/29/26	$7,000,000	12/16/2024	6,972,665	7,000,000
Venerable Loan 12% PIK, 6/30/2026(i)	$2,461,229	10/12/2021	2,463,689	2,066,316
Total Loans			12,793,790	12,326,833

Felicitas Private Markets Fund
Consolidated Schedule of Investments
June 30, 2025 — (Continued)

Investments at Fair Value	Principal Balance $/ Shares	Initial Acquisition Date	Cost	Fair Value
Short-Term Investments – 2.5%
United States – 2.5%
Fidelity Investments Money Market Treasury Portfolio – Class I 4.20%(d)(h)	2,769,462		$2,769,462	$2,769,462
Total Short-Term Investments			2,769,462	2,769,462

Total Investments at Fair Value(l) – 105.9%			$93,318,637	$119,211,157

Other Liablities in Excess of Assets – (5.9)%				(6,617,865)
Total Net Assets – 100%				$112,593,292

____________

SOFR — Secured Overnight Financing Rate

CME Term SOFR — Chicago Mercantile Exchange forward-looking measure of SOFR

3M — Three months

PIK — Paid-in-Kind Interest

*         Investment is non-income producing.

(a)       Investment restricted for resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date. Total fair value of restricted investments as of June 30, 2025, was $116,441,695 or 103.4% of net assets.

(b)       Private investment fund does not issue shares or units.

(c)       Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(d)       All or a portion of this security is held through Felicitas Private Markets Fund Blocker, LLC.

(e)       Value was determined using significant unobservable inputs.

(f)        Less than 0.005%.

(g)       A portion of this holding is subject to unfunded commitments. The stated interest reflects the reference rate and spread for the funded portion.

(h)       The rate is the annualized seven-day yield at period end.

(i)        Principal includes PIK Interest and is net of repayments, if any.

(j)        Subordinated note position. Rate shown is effective yields as of period end.

(k)       Security is in default.

(l)        All investments and other assets are segregated as collateral for the line of credit (Note 10).

See accompanying notes to consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Summary of Investments (Unaudited)
June 30, 2025

Summary of Investments (as a percentage of total net assets)
Common Stocks
United States
Private Credit	0.3%
Total Common Stocks	0.3%
Debt Instruments
United States
Private Credit	12.3%
Total Debt Instruments	12.3%
Private Investment Funds
United States
Private Equity	24.2%
Private Credit	11.7%
Secondary Funds	10.7%
Real Estate	5.2%
Total United States	51.8%
Cayman Islands
Private Credit	3.7%
Private Equity	1.1%
Secondary Funds	4.8%
Total Cayman Islands	9.6%
Luxembourg
Private Credit	0.0%
Private Equity	11.7%
Total Luxembourg	11.7%
United Kingdom
Private Equity	4.3%
Total Private Investment Funds	77.4%
Private Operating Companies
Israel
Private Equity	2.2%
United States
Private Equity	0.1%
Real Estate	0.2%
Total United States	0.3%
Total Private Operating Companies	2.5%
Loans
United States
Loans	10.9%
Total Loans	10.9%
Short-Term Investments
United States	2.5%
Total Short-Term Investments	2.5%
Total Investments at Fair Value	105.9%
Other Liabilities in Excess of Assets	(5.9)%
Total Net Assets	100.0%

See accompanying notes to consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Assets and Liabilities
June 30, 2025

Assets
Investments, at fair value (cost $93,318,637)	$119,211,157
Cash and cash equivalents	6,194
Cash held in escrow	126,956
Dividends receivable	84,163
Interest receivable	8,079
Total Assets	119,436,549

Liabilities
Investment management fee payable (Note 2 and Note 7)	416,866
Line of credit payable (Note 10)	2,600,000
Deferred tax liability	2,056,168
Payable for shares repurchased	1,001,128
Audit and tax fees payable	229,040
Current tax liability	159,458
Proceeds from subscriptions received in advance	126,956
Legal fees payable	78,028
Line of credit interest payable (Note 10)	77,018
Accounting and administration fees payable	30,971
Custody fees payable	7,092
Trustees’ fees and expenses payable	6,451
Transfer agent fees payable	4,067
Accounts payable and other accrued expenses	50,014
Total Liabilities	6,843,257

Commitments and contingencies (see Note 3 and Note 9)

Net Assets	$112,593,292

Composition of Net Assets:
Paid-in capital	$82,274,024
Total distributable earnings	30,319,268
Net Assets	$112,593,292

Net Asset Value, and redemption price per Class Y share outstanding
Class Y Shares (5,347,676 Class Y shares outstanding)	$21.05

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Operations
For the Year Ended June 30, 2025

Investment Income
Distributions from private investment funds (net of witholding tax of $2,656)	$2,391,097
Dividend Income	370,725
Interest Income	1,115,087
Payment-in-kind Income	881,530
Total Income	4,758,439

Expenses
Investment management fees (Note 7)	1,703,298
Line of credit fees and expenses(1) (Note 10)	278,869
Legal fees	429,172
Audit and tax fees	246,616
Accounting and administration fees	142,939
Chief compliance officer fees	28,153
Trustees’ fees and expenses	55,665
Custodian fees	41,084
Transfer agency fees	43,411
Offering costs (Note 2)	50,993
Treasury services fees (Note 7)	27,500
Other operating expenses	60,458
Total Expenses	3,108,158
Less: Fees Waived by Adviser (Note 7)	(510,914)
Net Expenses	2,597,244
Net Investment Income	2,161,195

Net Realized Gain(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Capital gain distributions from investment funds	4,684,618
Net realized loss on investments	(380,813)
Net change in unrealized appreciation/(depreciation) on investments	(1,194,367)
Net change on deferred tax expense	(77,826)
Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments	3,031,612
Net Increase in Net Assets Resulting from Operations	$5,192,807

____________

(1)      Includes upfront fees, unused fees, and interest expense.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statements of Changes in Net Assets

	For Year Ended June 30, 2025	For the Period July 1, 2023* Through June 30, 2024
Changes in Net Assets Resulting from Operations
Net investment income	$2,161,195	$884,258
Net realized gain on investments, net of current tax	4,303,805	114,591
Net change in unrealized appreciation/(depreciation) on investments, net of deferred tax	(1,272,193)	991,793
Net Change in Net Assets Resulting from Operations	5,192,807	1,990,642

Distributions to investors
Class Y	(878,795)	(334,435)
From return of capital
Class Y	—	(170,194)
Net Change in Net Assets from Distributions to Investors	(878,795)	(504,629)

Change in Net Assets Resulting from Capital Share Transactions

Class Y
Proceeds from issuance of shares	7,473,773	115,986,052 (1)
Reinvested distributions	768,784	504,629
Shares tendered	(5,291,894)	(12,748,077)
Total Class Y Transactions	2,950,663	103,742,604

Net Change in Net Assets Resulting from Capital Share Transactions	2,950,663	103,742,604

Total Net Increase in Net Assets	7,264,675	105,228,617

Net Assets
Beginning of period	105,328,617	100,000
End of period	$112,593,292	$105,328,617

Shareholder Activity
Class Y Shares
Subscriptions	368,170	5,797,966 (1)
Reinvested distributions	37,954	25,938
Shares tendered	(255,251)	(632,101)
Net Change in Class Y Shares Outstanding	150,873	5,191,803

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act of 1933, as amended (the “Securities Act”) and the sale of 5,000 shares (“Initial Shares”) to the Investment Advisor for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

(1)      Class Y contributions include $108,804,052 and 5,440,203 shares, which consists of investment assets of $94,376,406 and assumed other assets and liabilities of $14,427,646, which were received in connection with the reorganization of the Felicitas Equity Fund, LP. See Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Statement of Cash Flows
For the Year Ended June 30, 2025

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$5,192,807
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(24,894,724)
PIK interest income added to principal amount of investments	(881,530)
Return of capital distributions from private investment funds	11,421,429
Sales of investments	3,328,996
Change in short-term investments, net	4,965,420
Net realized loss on investments	380,813
Net change in unrealized appreciation/depreciation on investments	1,194,367
Net change in deferred tax expense	77,826
(Increase)/Decrease in Assets:
Dividends receivable	17,908
Interest receivable	17,296
Offering Costs	27,996
Prepaid expenses and other assets	5,125
Increase/(Decrease) in Liabilities:
Investment management fee payable	10,006
Audit and tax fees payable	(2,460)
Legal fees payable	37,856
Line of credit interest payable	77,018
Accounting and administration fees payable	30,883
Custody fees payable	(1,907)
Trustees’ fees and expenses payable	6,451
Transfer agent fees payable	132
Chief compliance officer fees payable	(4,500)
Accounts payable and other accrued expenses	31,553
Net Cash Provided by Operating Activities	1,038,761

Cash Flows from Financing Activities
Proceeds from subscriptions of shares, net of change in subscriptions received in advance	6,909,956
Proceeds from line of credit	14,989,000
Payments made on line of credit	(12,389,000)
Distributions to investors, net of reinvestments of distributions	(110,011)
Payments for shares tendered, net of increase in payable for tenders	(10,485,962)
Net Cash Used in Financing Activities	(1,086,017)

Net change in cash and cash equivalents	(47,256)
Net change in cash held in escrow	(590,152)
Cash and cash equivalents and cash held in escrow – Beginning of Year	770,558
Cash and cash equivalents and cash held in escrow – End of Year	$133,150

Supplemental disclosure of non-cash activities
PIK Interest	881,530
Net change in deferred tax	77,826
Reinvested dividends	768,784
Cash paid for interest on line of credit	201,851

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Consolidated Financial Highlights — Class Y Shares

Per share operating performance.
For a capital share outstanding throughout the periods.

	For the Year Ended June 30, 2025		For the Period July 1, 2023* through June 30, 2024
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$20.27		$20.00
Activity from investment operations:
Net investment income(1)	0.40		0.17
Net realized and unrealized gain/(loss) on investments	0.54		0.19
Total from investment operations	0.94		0.36

Distributions to investors
From net investment income	(0.16)		(0.06)
From return of capital	—		(0.03)
Total distributions to investors	(0.16)		(0.09)

Net Asset Value per share, end of period	$21.05		$20.27

Net Assets, end of period	$112,593,292		$105,328,617

Ratios to average shareholders’ equity:
Net investment income(2)	1.91%		0.81%

Gross expenses(3)	2.75	%(4)	2.68%
Expense Recoupment/(Reimbursement)	(0.45)%		(0.43)%
Net expenses(3)	2.30	%(4)	2.25%

Total Return(5)	4.66	%(7)	1.82%

Portfolio turnover rate	3%		4%

Senior Securities
Total borrowings (000s)	$2,600		N/A
Asset coverage per $1,000 unit of senior indebtedness(6)	$44,305		N/A

____________

*        The Fund commenced operations following the close of business on June 30, 2023 following reorganization of Felicitas Equity Fund, LP which was effective as of close of business on June 30, 2023. Prior to that, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 5,000 shares (“Initial Shares”) to the Investment Advisor for $100,000 on June 20, 2023 at an initial Net Asset Value (“NAV”) of $20 per share. See Note 1 in the accompanying notes to consolidated financial statements.

(1)      Per share data is computed using the average shares method.

(2)      Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(3)      These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the
Consolidated Schedule of Investments.

(4)      If the leverage interest had been excluded, the expense ratios would have decreased by 0.05% for the year ended June 30, 2025.

(5)      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

(6)      Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(7)      Includes adjustments in accordance with US GAAP and accordingly, the returns and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.

See accompanying notes to the consolidated financial statements.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025

1.      Organization

Felicitas Private Markets Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Effective November 30, 2023, the Fund registered its shares of beneficial interest (“Shares”) under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Felicitas Equity Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund (the “Reorganization”). The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. Felicitas Global Partners, LLC serves as the investment sub-adviser to the Fund and was the investment adviser to the Predecessor Fund. The Fund and the Predecessor Fund share the same portfolio managers. The tax-free Reorganization was accomplished at the close of business on June 30, 2023. The Reorganization was accomplished by the following tax-free exchange in which each limited partner of the Predecessor Fund received the same aggregate share net asset value (“NAV”) in the corresponding classes as noted above:

	Shares Issued	Net Assets
Class Y Shares NAV $20.00	5,440,203	$108,804,052

The net unrealized appreciation of investments transferred was $23,674,562 as of the date of the transfer, and the cost basis of the investments received of $70,701,844 and fair value of $94,376,406 were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to the Fund’s shareholders (collectively, “Shareholders”) for tax purposes.

Prior to the Reorganization, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of Shares under the Securities Act and the sale of 5,000 Shares to the Investment Adviser for $100,000 on June 20, 2023, at an initial NAV of $20.00 per Share.

Skypoint Capital Advisors, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund, including selection and oversight of the Sub-Adviser and the Fund’s other service providers. Felicitas Global Partners, LLC serves as the investment sub-adviser (hereinafter, the “Sub-Adviser” and, together with the Investment Adviser, the “Advisers”) of the Fund. The Sub-Adviser provides day-to-day investment management services to the Fund, including investment selection, initial and on-going due diligence of Underlying Managers (as defined below) and asset allocation. The Advisers are registered as investment advisers with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Board of Trustees of the Fund (the “Board” and the members thereof, “Trustees”) has overall responsibility for the management and supervision of the business operations of the Fund.

The Fund’s investment objective is to deliver a combination of yield and capital appreciation. The Fund intends to seek its investment objective through a portfolio of private equity, private credit and real estate investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “private assets” (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers (i.e., investment advisers unaffiliated with the Advisers) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the equity or debt of a company, which are not generally available to unaccredited investors (each, a “Direct Investment” and together with the Investment Funds, the “Investments”). Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the 194Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

1.      Organization (cont.)

only available to accredited investors. The Fund does not intend to invest directly in real estate but may invest in real estate indirectly through Investment Funds. The Fund’s investments will also include direct investments in equity or debt alongside private equity funds and firms, and the Fund may provide debt or preferred equity financing to other companies, institutions, funds, or fund managers. The Fund will invest primarily in Investment Funds and, to a lesser extent, in co-investments and direct investment. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to Shareholders.

Basis for Consolidation

As of June 30, 2025, the Fund has one wholly-owned subsidiary, Felicitas Private Markets Fund Blocker, LLC (the “Subsidiary”), formed as a Delaware limited liability company on March 10, 2023. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2025, total net assets of the Fund were $112,593,292, of which $13,047,706, or approximately 11.59%, was held in the Subsidiary.

2.      Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The preparation of the financial statements in accordance with the generally accepted accounting principles in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Offering Costs

Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the offering costs as of the date of the accompanying financial statements are $90,187. For the year ended June 30, 2025, $50,993 in offering costs have been amortized and no offering costs remain unamortized.

The Investment Adviser agreed to advance the Fund’s offering costs and any additional costs incurred prior to the Commencement of Operations. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 7, were accounted for as a deferred charge until Fund Shares were offered to the public and will thereafter, were amortized to expense over twelve months on a straight-line basis.

Fair Value — Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

2.      Significant Accounting Policies (cont.)

All investments in securities are recorded at fair value. The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, defined in FASB ASC 820, Fair Value Measurements. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 —

Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level 3 —	Inputs that are unobservable and significant to the entire fair value measurement.

Investments in private Investment Funds measured using NAV as practical expedient are not categorized within the fair value hierarchy.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy in which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value — Valuation Techniques and Inputs

The Fund calculates its NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

2.      Significant Accounting Policies (cont.)

The Fund values its investments in private Investment Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act). In accordance with the Fund’s valuation procedures (the “Valuation Procedures”), fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Investment Fund in accordance with the private Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.

The Valuation Procedures require the Valuation Designee to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Valuation Designee will consider such information and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. The Investment Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The Valuation Procedures provide that, where deemed appropriate by the Valuation Designee and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.

Debt securities and loans will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Valuation Designee will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities and loans with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

2.      Significant Accounting Policies (cont.)

which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method over the respective term of the loan. Dividend income is recognized on the ex-dividend date. Proceeds from investments in Investment Funds that represent return of capital are accounted for as a reduction to cost, and any proceeds received above the cost basis results in a realized gain. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Unrealized gains and losses are reflected in operations when changes between the cost and fair value of investments occur. Income distributions received are recognized as income distributions from investments in private Investment Funds in the Consolidated Statement of Operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of payment-in-kind (“PIK”), which accrues on a current basis but is generally not paid in cash until maturity or some other determined payment date. PIK interest is included in the Fund’s NAV and also in determining net investment income. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.

Distributions and Dividend Reinvestment Plan

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year.

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator (as defined below), all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares at the Fund’s then current NAV. Shareholders that elect not to participate in the DRIP will receive dividends and capital gains distributions in cash. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Cash and Cash Equivalents

Cash and cash equivalents may include money market investments and short-term interest-bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Fund also holds cash in escrow for subscriptions purchased in advance and tender offer holdback payments. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

Segments

In this reporting period, the Fund adopted Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

2.      Significant Accounting Policies (cont.)

financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The total return and performance of each the Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to Shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is “more-likely-than not” to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more-likely-than not” standard as of June 30, 2025.

The Fund intends to distribute all or substantially all of its taxable income to Shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Shareholders and to meet certain diversification and income requirements with respect to its underlying investments. The Fund has adopted June 30 as its tax year end. The income from the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended June 30, 2025, the Fund did not incur any interest or penalties. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Subsidiary is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Subsidiary is not eligible to elect treatment as a RIC. However, the amount of taxes paid by the Subsidiary will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Shareholder’s return from an investment in the Fund. Since the Subsidiary is subject to taxation on the capital appreciation of its investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund’s after-tax performance would be impacted.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

2.      Significant Accounting Policies (cont.)

The Subsidiary accrues deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Subsidiary may be liable for previously deferred taxes. The Subsidiary will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Investment Adviser will modify the estimates or assumptions related to the Subsidiary’s deferred tax liability as new information becomes available. The Subsidiary generally computes deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Subsidiary is currently using a Federal tax rate net of state benefit of 19.43% and an estimated state tax rate of 7.50%.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.      Fair Value Measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 2. The following table presents information about the Fund’s assets measured at fair value as of June 30, 2025:

Assets (at fair value)	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value(1)	Total
Common Stocks	$317,210	$—	$—	$—	$317,210
Debt Instruments	—	—	8,556,194	5,378,590	13,934,784
Private Investment Funds	—	—	4,199,962	82,815,558	87,015,520
Private Operating Companies	—	—	2,847,348	—	2,847,348
Loans	—	—	12,326,833	—	12,326,833
Short-Term Investments	2,769,462	—	—	—	2,769,462
Total Investments	$3,086,672	$—	$27,930,337	$88,194,148	$119,211,157

____________

(1)      These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at NAV, without adjustment, as permitted as a practical expedient.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

3.      Fair Value Measurements (cont.)

The below table reflects the unobservable inputs used in the valuation of other Level 3 assets as of June 30, 2025:

	Fair Value at June 30, 2025	Valuation Technique	Unobservable Inputs	Range of Inputs	Impact on Valuation from an Increase in Input
Debt Instruments	$6,666,194	Other	Estimated Collection Probability	100.00%	Increase
	1,890,000	Market Approach	Transaction Price	100.00%	Increase
Private Investment Funds	4,199,962	Income Approach	Capitalization Rate	7.25%	Decrease
Private Operating Companies	2,571,670	Market Approach	Estimated Sales Price	$0.00 – $38.94 ($30.08)(1)	Increase
	212,933	Income Approach	Discount Rate	8%	Decrease
	62,745	Other	Estimated Collection Probability	100%	Increase
Loans	10,000,000	Other	Estimated Collection Probability	100%	Increase
	2,066,316	Income Approach	Discount Rate	12%	Decrease
	260,517	Income Approach	Discount Rate	5.54% – 6.05% (5.80%)(2)	Decrease
	$27,930,337

____________

(1)      Weighted average is determined by the underlying fair values of the investments within the private Investment Funds or shares of the various series within the private operating companies, as applicable.

(2)      Weighted average is determined by the mid-point of the rates.

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended June 30, 2025:

	Debt Instruments		Private Investment Funds	Private Operating Companies	Loans	Totals
Balance as of July 1, 2024	$—		$3,981,494	$2,467,971	$5,766,955	$12,216,420
Purchases	5,334,226		21,509	87,605	10,000,000	15,443,340
Sales/Paydowns	—		(2,102)	(162,918)	(256,232)	(421,252)
Realized gains(losses)	—		—	—	—	—
Change in Unrealized appreciation (depreciation)	143,698		162,412	175,891	(105,620)	376,381
Transfers In	3,078,270	*	1,696,274	278,799	—	5,053,343
Transfers Out	—		(1,659,625)	—	(3,078,270)*	(4,737,895)
Balance as June 30, 2025	$8,556,194		$4,199,962	$2,847,348	$12,326,833	$27,930,337
Change in unrealized gains or (losses) for the period included in earnings (or changes in net assets) for Level 3 assets held at the end of the reporting period	$143,698		$162,412	$175,891	$(836,430)	$(354,429)

____________

*        Archer 2023 Finance Co. LLC (Class B) — Loan was transfered out of Loans and into Debt Instruments during the year ended June 30 2025.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

3.      Fair Value Measurements (cont.)

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of June 30, 2025.

Private Investment Fund	Investment Category	Unfunded Commitment	Fair Value	Fund Term
17 Capital Co-Invest (A) SCSp*	Private Credit	$—	$989	Terminates 6 months after final realization
ACE Buyout IV (Lux) SCSp SICAV-RAIF*	Private Equity	1,020,368	7,580,226	Termination date is 05/29/2030
Antares Loan Funding I Ltd. Subordinated Note*	Private Credit	—	5,378,590	10 years after final closing (3/27/2035)
Awz Pentera II LLC*	Private Equity	—	1,881,083	Partnership will continue until the earliest occurrence of: sale of all assets of the Company, consent of the Holders, entry of judicial decree of dissolution, or IPO of Pentera Shares
Banner Ridge DSCO Fund I (Offshore), LP*	Private Credit	1,443,495	819,987	Termination date is 03/20/2030, subject to two 1-year extensions
Banner Ridge DSCO Fund I, LP*	Private Credit	5,793,239	3,390,264	Termination date is 03/20/2030, subject to two 1-year extensions
Banner Ridge DSCO Fund II (Offshore), LP*	Private Credit	7,913,484	3,028,271	Termination date is 05/20/2030, subject to a 1-year extension
Banner Ridge Secondary Fund III (Offshore), LP*	Secondary Funds	674,656	299,047	Termination date is 09/19/2029, subject to two 1-year extensions
Banner Ridge Secondary Fund III (T), LP*	Secondary Funds	4,091,582	1,734,185	Termination date is 09/19/2029, subject to two 1-year extensions
Banner Ridge Secondary Fund III Co, LP*	Secondary Funds	861,205	1,266,385	Termination date is 11/29/2029, subject to two 1-year extensions
Banner Ridge Secondary Fund IV (T), LP*	Secondary Funds	6,568,759	5,269,270	Termination date is 06/15/2031, subject to two 1-year extensions
Banner Ridge Secondary Fund IV (Offshore), LP*	Secondary Funds	1,640,723	1,285,211	Termination date is 06/15/2031, subject to two 1-year extensions
Banner Ridge Secondary Fund V (Offshore), LP*	Secondary Funds	2,675,688	3,819,282	Termination date is 07/07/2032, subject to two 1-year extensions
CapitalSpring Investment Partners VI Parallel II, LP*	Private Equity	898,425	2,325,994	Termination date is 3/31/2029, subject to two 1-year extensions at the discretion of the GP and one 1-year extension with the consent of the LPAC
Coller Secondaries Private Equity Opportunities Fund(1)	Private Equity	—	6,744,734	Perpetual life
Crestline Portfolio Financing Fund II (US), L.P.*	Private Credit	533,888	1,409,140	36-month investment period, and then 36-month harvest period
Crestline Portfolio Financing Fund II (TE/FNT), L.P.*	Private Credit	133,561	349,350	36-month investment period, and then 36-month harvest period
Crestline Portfolio Financing Fund (US), L.L.C.*	Private Credit	782,060	239,096	36-month investment period with one optional 1-year extension, and then 36-month harvest period with two optional one year extensions

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

3.      Fair Value Measurements (cont.)

Private Investment Fund	Investment Category	Unfunded Commitment	Fair Value	Fund Term
Crestline Portfolio Financing Fund Offshore B, L.P.*	Private Credit	86,607	23,735	36-month investment period with one optional 1-year extension, and then 36-month harvest period with two optional one year extensions
European Liquidity Solutions III Limited Partnership	Private Equity	223,732	2,923,448	Fund ends 09/26/2029, subject to two 1-year extensions
Inspiration Ventures Secondary Fund I, L.P.*	Secondary Funds	73,927	320,698	September 24, 2025 (extended from 9/24/2024)
Jupiter SPV LP*	Secondary Funds	—	1,208,461	5 years after initial closing, fund ends on December 9, 2026
LBR Co-Invest Equityco, LLC(2)	Private Equity	—	220,726	No termination date
Levine Leichtman Capital Partners VI, L.P. (Series A)*	Private Equity	750,521	9,266,868	Termination date: 11/16/2028; with 1 year extension and two 1-year extensions with majority approval
Levine Leichtman Capital Partners VI, L.P. (Series B)*	Private Equity	83,391	1,030,734	Termination date: 11/16/2028; with 1 year extension and two 1-year extensions with majority approval
LL-MS City Place Blocker, LLC*	Real Estate	—	990,275	No termination date
LL-MS City Place Blocker 2, LLC*	Real Estate	—	988,813	No termination date
LL-MS Covington Blocker, LLC*	Real Estate	—	422,165	No termination date
LL-MS Fabian Way Blocker, LLC*	Real Estate	20,661	149,818	No termination date
LL-MS Troy Court Blocker, LLC*	Real Estate	16,046	987,074	No termination date
NE Pulse SCSp*	Private Equity	3,649	1,229,081	The earlier of (1) 90 days following the disposal of the last investment or (2) the 4th anniversary of the Final Closing Date (4/30/2023)
NE Fund II SCSp*	Private Equity	73,923	1,813,886	10 years following the Final Closing Date (2020). May be extended for a maximum of two years
NPC KeepTruckin, LLC*	Private Equity	—	266,203

Continue until the fifth anniversary of the Initial Closing Date. Fund ends on April 30, 2026. The Managing Member may, in its sole discretion, extend the term of the Company for up to two additional 1-year periods

NPC Opportunity Fund, L.P.*	Private Equity	50,000	924,660	7 years after the Final Closing. Fund ends on March 31, 2028. GP has discretion to extend by unlimited 1-year periods
Nuveen Churchill Private Capital Income Fund(3)	Private Credit	—	2,002,438	Perpetual life.
OCP Chimera LP*	Secondary Funds	239,000	297,771
Pathlight Capital Fund I LP*	Private Credit	46,088	397,774	General Partners may extend the termination date for up to two consecutive one-year periods. The initial one-year extension is commencing on 1/1/2025.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

3.      Fair Value Measurements (cont.)

Private Investment Fund	Investment Category	Unfunded Commitment	Fair Value	Fund Term
Peregrine Select Fund II, L.P.*	Private Equity	—	1,886,115	Termination date is 06/18/2031, subject to two 1-year extensions at the GP’s discretion.
Second Alpha Partners IV, L.P.*	Secondary Funds	138,409	1,232,197	Termination date: 05/31/2024, subject to two 1-year extensions. Fund term was renewed to May 31, 2025
Second Alpha Partners V, L.P.*	Private Equity	251,786	850,177	The Partnership shall terminate 9th anniversary of the final closing date (2020), but subject to two 1-year extensions
StepStone Private Venture and Growth Fund(4)	Private Equity	—	2,746,415	Closed-end, evergreen, tender fund.
Terracotta Credit Fund L.P.(5)	Private Credit	—	2,100,716	Evergreen
The Evolution Technology Fund II SCSp*	Private Equity	27,658	2,513,673	January 13, 2030, subject to two 1-year extensions
Thorofare Asset Based Lending Fund V, L.P.(6)	Private Credit	—	2,993,804	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
TSC Co-Invest L.P.*	Private Equity	—	10,910	Will exist in perpetuity unless terminated by the GP
VCFA Venture Partners VI, L.P.*	Secondary Funds	68,000	1,022,818	Termination date: 12/5/2028, subject to two 1-year extensions terminating no later than December 5, 2030
WhiteHawk III Onshore Fund, L.P.*	Private Credit	1,479,594	551,591	Term ends at end of Liquidation Period: June 30, 2026. But liquidation period can be extended for up to two 1-year periods
Total Unfunded Commitment		$38,664,125	$88,194,148

____________

*        No redemptions are permitted.

(1)      Redemption permitted after 3 year lock-up period on a quarterly basis (up to 5% of the total fund NAV).

(2)      Withdrawals permitted upon written consent of the Underlying Manager.

(3)      Quarterly repurchases at NAV as of each quarter-end, limited to 5.0% of aggregate outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Repurchase is subject to the Board’s approval.

(4)      Quarterly redemptions of up to 2.5% of the Fund’s outstanding shares, subject to approval by the Board. Redemptions beginning in the fifth full quarter post-launch (Q1 2024).

(5)      Initial lockup period of 3 years, then rolling 2-year lockup period; after lockup period, capital is returned as set of loans that exist at time of withdrawal notice is re-paid.

(6)      Withdrawals permitted annually, subject to the lock-up period of 2 years.

4.      Significant Risk Factors

The Fund is subject to substantial risks — including market risks, strategy risks and Underlying Manager risks. Private Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in private Investment Funds. While the Advisers will attempt to moderate any risks of securities activities of the Underlying Managers, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The Advisers will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

4.      Significant Risk Factors (cont.)

The Fund’s investing activities and those of the Investment Funds expose the Fund to various types of financial risks that are associated with the financial instruments and markets in which they invest. These financial risks include credit risk, liquidity risk and market risk (including foreign currency risk, interest rate risk and other price risks). The Fund’s overall risk management program focuses on minimizing potential adverse effects on the Fund’s performance resulting from these financial risks. The Fund attempts to manage these financial risks on an aggregate basis along with other risks associated with its investing activities.

Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events, may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Banking Risk

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Credit Risk

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Liquidity Risk

Investments held by the Fund are generally in illiquid securities and partnership interests acquired through privately negotiated transactions, and there is no assurance that the Fund will be able to realize such investments in a timely manner. The Fund’s ability to exit its investments may be adversely affected by market conditions.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk includes foreign currency, interest rate risk and other price risks.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

4.      Significant Risk Factors (cont.)

Foreign Currency and Exchange Risks

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. To the extent that the Fund directly or indirectly holds assets in foreign currencies, the Fund will be exposed to a degree of currency risk which may adversely affect performance. Changes in foreign currency exchange rates may materially affect the value of investments in the portfolio.

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The fair value of debt securities in which the Investment Funds invest is sensitive to changes in interest rates and market conditions within the United States and other countries. The fair values of equity securities may be indirectly affected by changes in interest rates as well.

Other Price Risks

Other price risks relate to the risks that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from foreign currency or interest rate risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments traded in the market. These risks may include equity and commodity risk.

Concentration Risk

The investment portfolio of the Fund may be subject to rapid change in value than would be the case if the Fund were to maintain a wide diversification amount securities or industry sectors.

5.      Capital Stock

The Fund has designated two separate classes of Shares of the Fund, Class Y Shares and Class I Shares. Class Y Shares and Class I Shares are currently offered. As of June 30, 2025, there were no Class I Shares outstanding. The Fund has received an SEC exemptive order that permits the Fund to offer more than one class of Shares. The Fund’s Shares will generally be offered as of the first business day of each calendar quarter or at such other times as may be determined by the Board. The Shares will be issued at NAV per Share. Effective November 30, 2023, the Fund registered $175,000,000 for sale under the Fund’s registration statement. No Shareholder will have the right to require the Fund to redeem its Shares.

The minimum initial investment for Class Y Shares of the Fund is $250,000 and the minimum additional investment in Class Y Shares of the Fund by any Shareholder is $25,000. The minimum initial investment for Class I Shares of the Fund is $25,000 and the minimum additional investment in Class I Shares of the Fund by any Shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. At the sole discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to, but is not obligated to, provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly on or about March 31, June 30, September 30 and December 31 of each year. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Adviser as well as a variety of other operational, business and economic factors. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

5.      Capital Stock (cont.)

on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer will be offered pursuant to the tender offer rules of the Securities Exchange Act of 1934. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

For the year ended June 30, 2025, the Fund’s capital stock transactions are reported on the Consolidated Statements of Changes in Net Assets.

6.      Federal Income Taxes

At June 30, 2025, gross unrealized appreciation and (depreciation) on investments, based on cost for federal income tax purposes, were as follows:

Cost of investments	$89,668,383
Gross unrealized appreciation	31,123,220
Gross unrealized depreciation	(4,341,388)
Net unrealized appreciation/depreciation on investments	$26,781,832

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments, and passive foreign investment companies.

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. These reclassifications are due primarily to non-deductible expenses and tax-exempt income from partnership investments and holding in domestic blockers.

For the tax year ended June 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$553,813	$(553,813)

As of June 30, 2025, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$144,615
Undistributed long-term gains	3,626,301
Tax accumulated earnings	3,770,916

Unrealized appreciation/(depreciation) on investments	$26,781,832
Non-Deductible Offering Costs	(233,480)
Total accumulated earnings	$30,319,268

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

6.      Federal Income Taxes (cont.)

The tax character of distributions paid during the tax years ended June 30, 2025 and June 30, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$878,795	$334,435
Return of Capital	—	170,194
Net long term capital gains	—	—
Total distributions paid	878,795	$504,629

At June 30, 2025, the Fund did not have a accumulated non-expiring capital loss carry forward.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund did not have any late-year losses, which are deferred until tax year ending June 30, 2026 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The current taxes reflect the estimated tax liability of the Fund as of June 30, 2025, based on taxable income of the Subsidiary. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the Subsidiary for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

Currently the federal income tax rate for a corporation is 21% and blended state tax rate net of Federal benefit is 5.93%. As of June 30, 2025, the Fund recorded a net deferred tax liability for the investments of the Subsidiary. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

The Subsidiary is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes. The estimated provision for income taxes attributable to the Subsidiary for the year ended June 30, 2025, consists of the following:

Current:
Federal	$(138,390)
State	(53,433)
Total	$(191,823)

Deferred:
Federal	$82,244
State	31,754
Total	$113,998

Estimated provision for income taxes	$(77,826)

As of June 30, 2025, the deferred tax liability is attributable to the temporary differences between the treatment of net unrealized gains on private assets on a book and tax basis.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

6.      Federal Income Taxes (cont.)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred Tax Liability

Net Unrealized gain/(loss) on investments	$(2,056,168)
Total	$(2,056,168)

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Federal income tax at statutory rate	$(60,687)
State income tax expense (net of federal benefit)	(17,122)
Permanent differences	(17)
Total	$(77,826)

7.      Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Adviser. Subject to the oversight of the Fund’s Board, the Investment Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund. Under the Investment Management Agreement, the Investment Adviser is entitled to a management fee, calculated and payable quarterly in arrears, at the annual rate of 1.50% of the Fund’s net assets at quarter-end. The Investment Adviser pays the Sub-Adviser a quarterly sub-advisory fee equal to 83.33% of the first $750,000 of Net Management Fee received by the Investment Adviser and then 66.67% of any Net Management Fee above $750,000. The “Net Management Fee” means the gross management fee paid by the Fund to the Investment Adviser for the period being measured, minus the amount of any fee waiver or expense reimbursement paid by or due from the Investment Adviser to the Fund or any service provider to the Fund (including without limitation shareholder service fees and platform fees and expenses paid by the Fund or the Investment Adviser) under an expense limitation agreement, expense cap arrangement, or other similar agreement.

Prior to July 2, 2025, the Investment Adviser had entered into an expense limitation and reimbursement agreement (the “Prior Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund, if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses, such as litigation expenses) did not exceed 2.25% of the net assets of the Fund on an annualized basis.

Effective July 2, 2025, the Prior Expense Limitation and Reimbursement Agreement was amended and restated in its entirety to further exclude financing fees and costs from covered expenses (the “Amended and Restated Expense Limitation and Reimbursement Agreement”). Pursuant to such Amended and Restated Expense Limitation and Reimbursement Agreement, the Investment Adviser has agreed to waive the Management Fee and other fees, and to pay or absorb expenses of the Fund (a “Waiver”) so that the Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan, financing fees and costs, and extraordinary expenses, such as litigation expenses) will not exceed 2.25% of the average daily net assets of the Fund (the “Expense Limit”).

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

7.      Investment Advisory and Other Agreements (cont.)

The Amended and Restated Expense Limitation and Reimbursement Agreement has a term ending October 31, 2026. The Amended and Restated Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon thirty (30) days’ written notice. Unless it is terminated, the Amended and Restated Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment. The Amended and Restated Expense Limitation and Reimbursement Agreement may be terminated by the Board upon thirty (30) days’ written notice to the Investment Adviser. During the year ended June 30, 2025, the Investment Adviser waived fees and reimbursed expenses totaling $510,914.

As of June 30, 2025, the Investment Adviser may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than June 30 of the years stated below:

2027	$401,305
2028	510,914
Total	$912,219

Distribution Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares. Prior to December 6, 2024, the Fund’s distributor was UMB Distribution Services, LLC. Financial Group, LLC (d/b/a ACA Group) acquired UMB Distribution Services, LLC pursuant to a transaction in which UMB Distribution Services, LLC became part of ACA Group’s distribution services arm.

UMB Fund Services, Inc. (“UMBFS” or “Administrator”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended June 30, 2025, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

A Trustee and certain officers of the Fund are employees of UMBFS or the Investment Adviser. The Fund does not compensate trustees and officers affiliated with the Administrator or Investment Adviser. For the year ended June 30, 2025, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Administrator or Investment Adviser are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2025, are reported on the Consolidated Statement of Operations.

PINE Advisors LLC (“PINE”) provides treasury services to the Fund pursuant to service agreements. In consideration for these services PINE is paid a monthly fee out of the assets of the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses. The Fund’s allocated fees incurred for treasury services for the year ended June 30, 2025, are reported on the Consolidated Statement of Operations.

8.      Investment Transactions

For the year ended June 30, 2025, purchases and sales of investments, including principal reductions received, excluding short-term investments, were $25,332,878 and $3,328,996, respectively.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

9.      Commitments and Contingencies

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions of entering into such investments.

Typically, when the Fund invests in a private Investment Fund, it makes a binding commitment to invest a specified amount of capital in the applicable private fund. The capital commitment may be drawn by the general partner of the private fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the unfunded commitments column below reflects the remaining amount of the Fund’s commitments to be called by the general partner of the private fund. The Fund also invests in certain debt and loan securities with unfunded commitments. At June 30, 2025, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

The Fund’s unfunded commitments are as follows:

Investment	Unfunded Commitment
Investments valued at NAV as practical expedient*	$38,664,125
Investments where value was determined using significant unobservable inputs	4,619,712
Total Unfunded Commitments	$43,283,837

____________

*        See note 3 for investments valued at NAV as a practical expedient.

10.    Line of Credit

On December 10, 2024 (the “Closing Date”), the Fund, together with its wholly-owned subsidiary (“Pledgor”), secured a $20,000,000 (the “Maximum Principal”) revolving line of credit (the “Facility”), subject to a borrowing base, with East West Bank (the “Bank”) with a letter of credit subfacility of up to 25% of the maximum principal. The Fund anticipates that this Facility will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. Borrowings under this Facility will be charged a rate of interest per annum that is the aggregate of the applicable margin of 0.35% and the variable rate of interest, per annum, that is most recently announced by the Bank (the “Prime Rate”), with an all-in floor rate equal to 5.75%. The maturity date of the Facility is December 10, 2026, extendable at the option of the Fund for successive periods of 12 months subject to satisfaction of certain conditions and payment of an extension fee.

On the Closing Date, the Fund owed a fully earned and non-refundable facility fee of $200,000 (the “Upfront Fee”), with $50,000 due and payable on the Closing Date and $50,000 due and payable of the last day of each calendar quarter thereafter until the Upfront Fee has been paid in full to the Bank.

The Fund also pays a non-refundable fee payable quarterly to the Bank in arrears for the unused portion of the Facility (the “Unused Fee”). The Unused Fee is payable in an amount equal to (i) 0.55% per annum times the difference between the Maximum Principal and the average quarterly balance, if the average quarterly balance is equal to or less than 20% of the Maximum Principal, (ii) 0.35% per annum times the difference between the Maximum Principal and the average quarterly balance, if average quarterly balance is greater than 20% and equal to or less than 50% of the Maximum Principal, (iii) 0.25% per annum times the difference between the Maximum Principal and the average quarterly balance, if average quarterly balance is greater than 50% of the Maximum Principal.

For the year ended June 30, 2025, upfront fees, unused fees and interest expense of $278,869 are disclosed on the Consolidated Statement of Operations as Line of credit fees and expenses.

Felicitas Private Markets Fund
Notes to Consolidated Financial Statements
June 30, 2025 — (Continued)

10.    Line of Credit (cont.)

The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 84 days the Fund had outstanding borrowings were 7.85%, $4,049,083, $7,000,000, and $72,681 respectively. As of June 30, 2025, the Fund had $2,600,000 of outstanding borrowings on the line of credit. The carrying value of the line of credit approximates fair value as of June 30, 2025. The fair value of this debt obligation would be categorized as Level 3 under ASC 820-10.

11.    Subsequent Events

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there have been no material events that would require disclosure.

Felicitas Private Markets Fund
Fund Information
June 30, 2025 (Unaudited)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1 (888) 884-8810 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 1 (888) 884-8810, on the Fund’s website at Skypointfunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 1 (888) 884-8810.

Approval of Investment Management Agreement and Sub-Advisory Agreement

At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on June 4-5, 2025 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the Investment Management Agreement between Skypoint Capital Advisors, LLC (the “Investment Manager”) and Felicitas Private Markets Fund (the “Fund”) (the “Investment Management Agreement”) and the Sub-Advisory Agreement between the Fund, the Investment Manager and Felicitas Global Partners, LLC (the “Sub-Adviser”) (the “Sub-Advisory Agreement” and together with the Investment Management Agreement, the “Advisory Agreements”).

In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager and Sub-Adviser to assist them in considering the approval of the Advisory Agreements. The Independent Trustees reviewed reports from third parties and management about the below factors, including a fund comparison report compiled by an independent third-party provider of investment company data, which included information comparing the Fund’s performance, fees and expenses with those of a group of peer funds selected by the independent third-party provider. The Board did not consider any single factor as controlling in determining whether or not to approve either Advisory Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager and Sub-Adviser. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature, extent and quality of the investment advisory services provided by the Investment Manager and Sub-Adviser to the Fund under the Advisory Agreements, including the selection of Fund investments. The Board also reviewed and considered the nature, extent and quality of the non-advisory, administrative services provided to the Fund by the Investment Manager and the Sub-Adviser, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of key personnel of the Investment Manager and the Sub-Adviser, including the portfolio manager, who provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s and the Sub-Adviser’s key personnel were well-qualified by education and/or training and experience to perform the services for the Fund. The Board also took into account the Investment Manager’s and the Sub-Adviser’s compliance policies and procedures, including those used by the Investment Manager to determine the value of the Fund’s investments. The Board concluded that the overall nature, extent and quality of the advisory and administrative services provided to the Fund was satisfactory.

PERFORMANCE

The Board considered the investment performance of the Investment Manager and Sub-Adviser with respect to the Fund. The Board further considered performance information of the Fund compared to comparable private markets funds selected by an independent third party (collectively, “Peer Group”), as well as one relevant index. The Board noted that the Fund’s total return for the one-year period ended December 31, 2024, was lower than the Peer Group median and average, as well as the relevant index for the same period. It also noted that the Fund’s total return for the three-month period ended December 31, 2024, was higher than the Peer Group median and average, as well as the relevant index for the same period. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.

FEES AND EXPENSES

The Board reviewed and considered the advisory fee rate, sub-advisory fee rate and total net expense ratio of the Fund, noting that the Investment Manager pays the Sub-Adviser from its fee. The Board compared the advisory fees, sub-advisory fees and total net expense ratio for the Fund with various comparative data, including a third party report on the advisory fees and expenses of the Peer Group. The Board noted that the Fund’s advisory fees were higher than both the Peer Group median and average, and that total net expenses were also higher after accounting for acquired fund fees and expenses. In addition, the Board noted that the Investment Manager has contractually agreed to limit total annual operating expenses and that such agreement would automatically renew for consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund, the sub-advisory fees payable to the Sub-Adviser and total net expense ratio of the Fund were reasonable and satisfactory in light of the services provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the advisory fees under the Investment Management Agreement and the fees paid by the Investment Manager to the Sub-Adviser under the Sub-Advisory Agreement, neither of which included breakpoints. The Board then took into account the Investment Manager’s and Sub-Adviser’s assertions that that breakpoints were not necessary at current asset levels and noted their intention re-evaluate if assets grew. The Board considered the Fund’s advisory fees and the fees paid by the Investment Manager to the Sub-Adviser and concluded that such fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

PROFITABILITY OF THE INVESTMENT MANAGER AND SUB-ADVISER

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager and Sub-Adviser from their relationships with the Fund. The Board also reviewed the Investment Manager’s and Sub-Adviser’s financial condition. The Board noted that the financial condition of each of the Investment Manager and Sub-Adviser appeared stable. The Board determined that the advisory and sub-advisory fees and the compensation to the Investment Manager and Sub-Adviser were reasonable and the financial condition of each was adequate.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager and Sub-Adviser from their management of the Fund including, without limitation, reputational benefits and the ability to market advisory services for similar products or other funds managed by the Investment Manager and/or Sub-Adviser in the future. The Board noted that the Investment Manager and the Sub-Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian or distributor, and therefore, do not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements.

Felicitas Private Markets Fund

Fund Management

June 30, 2025 (Unaudited)

The Trustees and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1 (888) 884-8810.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since Inception; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	27	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	27	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	27	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

Felicitas Private Markets Fund

Fund Management

June 30, 2025 (Unaudited) — (Continued)

INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 –Present); President, Investment Managers Series Trust II (registered investment company) (2013 – May 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	27	Trustee, Investment Managers Series Trust II (117 portfolios) (registered investment company).
Brian Smith Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer, Skypoint Capital Partners, LLC (October 2019 – Present; Chief Operating Officer, Angel Oak Capital Advisors (2014 – 2018)	N/A	N/A

Felicitas Private Markets Fund

Fund Management

June 30, 2025 (Unaudited) — (Continued)

INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Madeline Arment Year of Birth: 1989 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since December 2024	Director, PINE Advisors LLC (since 2022); Fund Controller, ALPS Fund Services, Inc., (2018 – 2022).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.

				N/A	N/A

____________

*        Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

**      As of June 30, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

***    Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

The Felicitas Private Markets Fund

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you Open an account Provide account information

Give us your contact information Make a wire transfer Tell us where to send the money We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

Sharing for affiliates’ everyday business purposes — information about your creditworthiness

Affiliates from using your information to market to you Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

(b)              Not applicable.

ITEM 2.     CODE OF ETHICS.

(a)              The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)              The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)              There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)              The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)              The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)               The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its Audit Committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)              The aggregate fees billed for the fiscal year ended June 30, 2025 and the fiscal year ended June 30, 2024, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $152,000 and $147,500, respectively.

Audit-Related Fees

(b)              The aggregate fees billed for the fiscal year ended June 30, 2025 and the fiscal year ended June 30, 2024, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c)              The aggregate fees billed for the fiscal year ended June 30, 2025 and the fiscal year ended June 30, 2024, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $53,025* and $12,000, respectively.

*   Fees for June 30, 2025, are estimated.

All Other Fees

(d)              The aggregate fees billed for the fiscal year ended June 30, 2025 and the fiscal year ended June 30, 2024, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)          The registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)          The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     100%

(d)    0%

(f)               The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)              The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended June 30, 2025 and the fiscal year ended June 30, 2024, of the registrant are $0 and $0, respectively.

(h)              The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)               Not applicable.

(j)               Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

(a)              Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)              Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	RENUMERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures

The Fund has adopted proxy voting policies and procedures pursuant to which Skypoint Capital Advisers, LLC (“Skypoint” or the “Adviser”), as the Fund’s investment adviser, has delegated proxy voting responsibility to Felicitas Global Partners, LLC (“Felicitas” or the “Sub-Adviser”), the Fund’s sub-adviser. Felicitas votes proxies for the Fund in accordance with its own proxy voting policies and procedures, which are designed to ensure that proxies are voted in the best interests of the Fund and its shareholders.

Although proxy voting is delegated, Skypoint retains supervisory responsibility and oversight of Felicitas’ proxy voting activities, including a review of Felicitas’ proxy voting policies and procedures and periodic reports regarding votes cast on behalf of the Fund.

Information regarding how the Fund’s proxies were voted during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling 1(888) 884-8810, and (ii) on the SEC’s website at www.sec.gov.

ITEM 13.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Skypoint Capital Advisors, LLC (the “Investment Adviser”) serves as the investment adviser of the Felicitas Private Markets Fund (the “Fund”). Felicitas Global Partners, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. Each of the Investment Adviser and Sub-Adviser is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

(a)(1)          Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following is biographical information about the members of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of the filing date of this report on Form N-CSR:

Bonar Chhay, Mr. Chhay, CFA, joined the Sub-Adviser and its affiliated companies in 2012 and is currently Managing Partner and Founder of the Sub-Adviser. Prior thereto, from 2006 to 2012, Mr. Chhay helped manage the J. Paul Getty Trust’s global private equity portfolio and spearheaded major secondary-market transactions. From 2004 to 2006, Mr. Chhay served as an investment analyst, specializing in performing due diligence on alternative investments, at Contango Capital Advisors, the wealth management arm of Zions Bank. Mr. Chhay graduated from UC Berkeley with a Bachelor of Arts in Business Administration. Mr. Chhay is a holder of the right to use the Chartered Financial Analyst ® designation.

(a)(2)          Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of June 30, 2025:

	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Bonar Chhay	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	10	$880,521,422	8	$385,766,825
	Other Accounts:	0	$0	0	$0

Table above represents regulatory assets under management.

Conflicts of Interest

The Investment Adviser, Sub-Adviser and a Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, Sub-Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser and Sub-Adviser seek to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, Sub-Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. Each of the Investment Adviser and Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)          Compensation Structure of Portfolio Manager as of June 30, 2025

Mr. Chhay receives a base salary and bonus, neither of which is directly tied to the performance of the Fund, and is eligible to avail himself of the life insurance, medical and dental benefits offered to all employees of the Sub-Adviser and to participate in the Sub-Adviser’s 401(k) plan. Any salary and/or bonus received by the portfolio manager is tied to the overall performance of the Sub-Adviser’s overall business.

(a)(4)          Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member: (as of June 30, 2025)
Bonar Chhay (The Chhay Lei Trust)	$100,001 – $500,000

(b)              Not applicable.

ITEM 14.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)              Not applicable.

ITEM 15.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16.   CONTROLS AND PROCEDURES.

(a)              The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)              There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)              Not applicable.

ITEM 18.   RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)              Not applicable.

ITEM 19.   EXHIBITS.

(a)(1)          Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2)          Not applicable.

(a)(3)          Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)          Not applicable.

(b)              Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)*	/s/ Brian Smith
Brian Smith, President
(Principal Executive Officer)
Date	September 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Smith
Brian Smith, President
(Principal Executive Officer)
Date	September 8, 2025
By (Signature and Title)*	/s/ Madeline Arment
Madeline Arment, Treasurer
(Principal Financial Officer)
Date	September 8, 2025

*        Print the name and title of each signing officer under his or her signature.